UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2024

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4400 Cox Road, Suite 110
Glen Allen, Virginia 23060
(Address, including zip code, of Principal Executive Offices)
(888) 482-8068
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 13, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. A total of 46,055,082 shares of the Company’s common stock were entitled to vote as of April 17, 2024, the record date for the Annual Meeting. There were 44,153,578 shares present by proxy at the Annual Meeting, at which the stockholders were asked to vote on several proposals. Below is a summary of the proposals and corresponding votes.

Proposal 1. Election of Directors

The first proposal was the election of three members of the Board to serve as directors until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. Joseph W. Dyer, Carol J. Lindstrom and Patricia L. Obermaier were elected receiving votes as follows:

	For	Against	Abstain	Broker Non-Votes
Joseph W. Dyer	40,642,639	1,225,647	27,648	2,257,644
Carol J. Lindstrom	40,761,010	1,123,726	11,198	2,257,644
Patricia L. Obermaier	40,844,061	1,040,627	11,246	2,257,644

Proposal 2. Advisory Vote on Executive Compensation

The non-binding advisory vote to approve the Company’s executive compensation for the year ended December 31, 2023 was approved as follows:

For	Against	Abstain	Broker Non-Votes
41,529,561	335,199	31,174	2,257,644

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by the Company’s stockholders as follows:

For	Against	Abstain	Broker Non-Votes
42,855,249	1,284,993	13,336	—

Item 8.01 Other Events

On June 13, 2024, the Company issued a press release regarding the appointment and election of Ms. Obermaier to the Company’s Board of Directors. A copy of this press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release of ASGN Incorporated dated June 13, 2024
104.1	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

Date: June 13, 2024	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
Senior Vice President and Chief Legal Officer and Secretary